[ ] = Certain confidential information contained in this document, marked by brackets, is omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.1

AMENDMENT NUMBER TEN TO AMENDED AND RESTATED
WAFER SUPPLY AGREEMENT

This Amendment Number Ten (the “Amendment”), is effective as of December 16, 2019 (the “Amendment Effective Date”), and amends the Amended and Restated Wafer Supply Agreement that is effective as of April 1, 2003, as further amended by Amendment Number One that is effective as of August 11, 2004, Amendment Number Two, that is effective as of April 1, 2008, Amendment Number Three, that is effective as of June 9, 2008, Amendment Number Four, that is effective as of June 13, 2008, Amendment Number Five that is effective as of November 14, 2008, Amendment Number Six that is effective as of November 1, 2015, Amendment Number Seven that is effective as of August 8, 2016, Amendment Number Eight that is effective as of July 26, 2017, and Amendment Number Nine that is effective as of February 6, 2019, (the “Agreement”), by and between Lapis Semiconductor Co., Ltd., a Japanese corporation having its registered head office at 2-4-8 Shinyokohama, Kouhoku-ku Yokohama 222-8575 Japan (“Lapis”), and Power Integrations, Ltd. d.b.a. Power Integrations International, Ltd. (“PI”) a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman K Y 1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.

RECITALS

WHEREAS, PI and LAPIS desire to amend the terms of the Agreement; and

WHEREAS, in accordance with Section 18. 10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized officers of LAPIS and PI.

Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1.	Add the following new article: ARTICLE 25. [ * ].

25.1    [ * ]. PI shall make [ * ] to SUPPLIER for [ * ]

25.2    [ * ]. A [ * ] will be issued by SUPPLIER at the end of each calendar quarter beginning in Q1 2020 [ * ] during such quarter, [ * ].

25.3    If the [ * ] on or before the termination or expiry of the Agreement, SUPPLIER shall, on such date, provide PI, [ *].

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date.

LAPIS SEMICONDUCTOR CO., LTD.	POWER INTEGRATIONS, LTD. d.b.a. POWER INTEGRATIONS INTERNATIONAL, LTD.
Signature: /Akira Yamazaki/	Signature: /Raja Petrakian/
Name: Akira Yamazaki	Name: Raja Petrakian
Title: General Manager	Title: President and Director
2020.1.20	January 21, 2020